UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2005
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 411, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Clinical Data, Inc. (the “Company”) is furnishing presentation materials, included as Exhibit 99.1 to this current report and incorporated herein by reference, which the Company presented at the C.E. Unterberg, Towbin Life Sciences Conference on October 25, 2005. The Company expressly disclaims any obligation to update this presentation and cautions that it is only accurate on the date it was presented. The inclusion of any data or statements in this presentation does not signify that the information is considered material.
Caution Regarding Forward-Looking Statements.
     This filing and the documents that are incorporated by reference herein contain forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s estimates and assumptions and are subject to a number of risks and uncertainties. Forward-looking statements include statements regarding expectations of future growth and profitability of the Company and its core business and business segments; the Company’s expected organic and strategic growth; the Company’s ability to meet its stated financial and operational objectives; the continued accretive value and cost savings of recent acquisitions, including the acquisition of Genaissance Pharmaceuticals, Inc. (“Genaissance”) and the pending acquisition of Icoria, Inc. (“Icoria”); expectations regarding the successful integration of Genaissance and Icoria; the expected benefits of the Company’s agreements with strategic partners; and the ability of the Company to achieve its stated objectives. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “expects,” “hopes,” “targets” or similar expressions. For each of these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
     Forward-looking statements are not guarantees of performance. The future results of the Company could be affected by subsequent events and could differ materially from those expressed in the forward-looking statements. If future events and actual performance differ from the Company’s assumptions, the Company’s actual results could vary significantly from the performance projected in the forward-looking statements. Except for ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to disclose any revisions to any forward-looking statements or to report events or circumstances after the date of this filing.
     You should understand that the following factors could affect the future results of the Company, and could cause those results to differ materially from those expressed in the forward-looking statements:
•	The Company’s ability to successfully integrate the recent Genaissance and Icoria acquisitions and overcome the combined company’s significant history of losses especially in light of the additional merger with Icoria;
•	The Company’s ability to successfully integrate Genaissance and Icoria’s businesses and technology, and market the Genaissance and Icoria products and services to provide expected revenue growth and enable the Company to expand its business in the human diagnostics and therapeutics market;

•	whether the anticipated synergies between the businesses of the Company’s recent acquisitions of Genaissance and Icoria will emerge;

•	the combined company’s use of cash in operations and its ability to raise additional capital;

•	whether patents and other intellectual property owned and licensed by the combined company will be developed into products;

•	whether products under development by the combined company can be successfully developed and commercialized;

•	developments in technology by the combined company and its competitors;

•	demand and acceptance of the combined company’s products and services by physician’s offices, clinical laboratories, pharmaceutical companies, hospitals and researchers;

•	the success of the combined company in implementing cost-reduction programs and initiatives; and

•	the ability of the combined company to obtain regulatory approvals for its products.
     The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wishes to advise readers that the factors listed above could affect its financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Item 8.01. Other Events.
     On October 21, 2005, the Company’s Board of Directors (the “Board”) formed a Nominating and Corporate Governance Committee of the Board. The Nominating and Corporate Governance Committee has overall responsibility for identifying individuals qualified to become Board members and Board committee members as well as developing and overseeing a set of corporate governance guidelines applicable to the Board and the Company. The Board appointed Burton E. Sobel, M.D. (Chair), Joseph Klein, III and Arthur B. Malman to serve as the initial members of the Nominating and Corporate Governance Committee. The Board also approved and adopted a Nominating and Corporate Governance Committee Charter.
     On the same date, the Board appointed Larry D. Horner (Chair), Arthur B. Malman, Burton E. Sobel, M.D. and Joseph Klein, III to serve as the Audit Committee of the Board, and appointed Randal J. Kirk (Chair), Arthur B. Malman and Larry D. Horner to serve as the Compensation Committee of the Board. The Board also approved and adopted a new Audit Committee Charter, as well as a Compensation Committee Charter.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
99.1.	Conference Presentation, dated October 25, 2005.
     We are furnishing the exhibit to this Form 8-K in accordance with item 7.01, Regulation FD Disclosure. The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

DATE: November 1, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Conference Presentation, dated October 25, 2005.